UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

VARSITY GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28977	54-1876848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 M Street, Suite 1150 Washington, D.C	20036
(Address of Principal Executive Offices)	(Zip Code)

(202) 667-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 28, 2004, after the close of trading, Varsity Group Inc. announced that it received notification from The NASDAQ Stock Market, Inc. that the Company’s application for listing had been accepted. A similar press release was also issued before the opening of trading on Wednesday September 29, 2004. Trading commenced on The NASDAQ National Market under the symbol “VSTY” at market open on September 29, 2004.

Furnished as exhibit 99.1 and exhibit 99.2 and incorporated herein by reference are the press releases issued by Varsity Group announcing the Company’s return to the NASDAQ National Market.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

VARSITY GROUP INC.

Date: September 29, 2004	By	/s/ Jack M Benson
	Name:	Jack M Benson
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Varsity Group Inc., dated September 28, 2004.

99.2	Press release issued by Varsity Group Inc., dated September 29, 2004.